Exhibit 10.50

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         This Offshore Securities Subscription Agreement
("Agreement") is
executed in reliance upon the transaction exemption afforded by Regulation S
("Regulation S") as promulgated by the Securities and Exchange
Commission
("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of Convertible Preferred Stock, Series C (hereinafter referred to as the "Preferred Shares") of Xoma Corporation, a corporation organized and existing under the laws of the State of Delaware, U.S.A., NASDAQ
National Market Symbol "XOMA" (hereinafter referred to as the
"COMPANY"). The
Preferred Shares being sold pursuant to this Agreement have not been registered under the 1933 Act and may not be offered or sold in the United States or to
U.S. persons, other than distributors (as such terms are defined in Regulation
S), unless the Preferred Shares are registered under the 1933 Act, or an exemption from the registration provisions of the 1933 Act is available. The terms on which the Preferred Shares may be converted into common stock (the
"Shares") and the other terms of the Preferred Shares are set forth in ANNEX I annexed hereto. This subscription and, if accepted by the COMPANY, the offer and sale of Preferred Shares and the Shares issuable upon conversion thereof
(collectively the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the 1933 Act.

         The undersigned

NAME:
--------------------------------------------------------------

ADDRESS:
--------------------------------------------------------------

-----------------------------------------------------------------
------

-----------------------------------------------------------------
------

if applicable, a [Corporation][Partnership][Trust] organized under the laws of __________, a non USA jurisdiction (hereinafter referred to as the
"PURCHASER")

hereby represents and warrants to, and agrees with, the COMPANY as follows:

     1.   AGREEMENT TO SUBSCRIBE;

     a.   SUBSCRIPTION   AMOUNT.  The undersigned hereby subscribes
for
          $_________________ in liquidation preference of Preferred
Shares.

     b. FORM OF PAYMENT. The PURCHASER shall pay the purchase price for the Preferred Shares by delivering good funds in United
          States Dollars to the escrow agent identified in the Joint
          Escrow Instructions attached hereto as ANNEX II (the
"Escrow
          Agent"). Delivery of such funds to the COMPANY by the Escrow
          Agent shall be made against delivery by the COMPANY of one or more certificates for the Preferred Shares in accordance with this Agreement. Promptly following notice by the Escrow
Agent
          of payment from the PURCHASER of the subscription price for the Preferred Shares, the COMPANY shall determine whether to accept such subscription and, if so accepted, shall deliver one or more certificates for the Preferred Shares to the Escrow Agent. By signing this Agreement, the PURCHASER and the
          Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX II, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     c. METHOD OF PAYMENT. Payment of the purchase price for the Preferred
          Shares shall be made by wire transfer of funds to:

                          Bank of New York
                          350 Fifth Avenue
                          New York, New York 10001

                          ABA# 021000018
                          For Further Credit to A/C# 6371415554
                          for credit to the account of Krieger &
Prager,
Attorneys
                          Escrow Account:  ITF Closing A/C


           Not later than five (5) business days after acceptance and execution of this Agreement by the COMPANY, the PURCHASER
           shall deposit with the Escrow Agent the aggregate subscription price for the Preferred Shares.

     2.    SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION;
INDEPENDENT
           INVESTIGATION.

           a. OFFSHORE TRANSACTION. PURCHASER represents and warrants to
              COMPANY as follows:

              (i) PURCHASER is not a U.S. person as that term is defined under
                     Regulation S.

              (ii)   PURCHASER is outside the United States
                     as of the date of the execution and delivery of this Agreement.

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
              (iii)  PURCHASER is purchasing the Preferred
                     Shares for its own account and not on behalf of any U.S. person, and PURCHASER is the sole beneficial owner of the Preferred Shares, and has not pre-arranged any sale with purchasers in the United States.

              (iv)   PURCHASER represents and warrants and
                     hereby agrees that all offers and sales of the Preferred Shares prior to the expiration of a period commencing on the date of the receipt of funds by the COMPANY and ending 40 days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to such exemption from registration.

              (v) PURCHASER acknowledges that the purchase of the Preferred Shares involves a high degree of risk , is aware of the risks and further acknowledges that it can bear the economic risk of the purchase of the Preferred Shares, including the total loss of its investment.

              (vi)   PURCHASER understands that the
                     Preferred Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the COMPANY is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Preferred Shares.

              (vii)  PURCHASER is sufficiently experienced
                     in financial and business matters to be
                     capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

              (viii) In evaluating its investment,
                     PURCHASER has consulted its own investment and/or legal and/or tax advisors.

              (ix)   PURCHASER understands that in the view
                     of the SEC the statutory basis for the
                     exemption claimed for this transaction would not be present if the offering of Preferred Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Preferred Shares for investment purposes and has no present intention to sell the Preferred Shares

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
                     in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the
                     expiration of the Restricted Period.

              (x) PURCHASER is not an underwriter of, or dealer in, the
                     Securities, and PURCHASER is not
participating, pursuant
                     to a contractual agreement, in the
distribution of the
                     Securities.

              (xi)   During the Restricted Period (as
                     hereinafter defined), neither PURCHASER nor any of its affiliates will, directly or indirectly, maintain any short position in the Securities of the COMPANY.

          b. CURRENT PUBLIC INFORMATION. PURCHASER acknowledges that PURCHASER has been furnished with or has acquired copies of the COMPANY's most recent Annual Report on the Form 10-K filed with the SEC and the Forms 10-Q and 8-K filed thereafter (collectively the "SEC
             Filings").

          c. INDEPENDENT INVESTIGATION; ACCESS. PURCHASER acknowledges that PURCHASER, in making the decision to purchase the Preferred Securities subscribed for, has relied upon independent investigations made by it and its representatives, if any, and PURCHASER and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material publicly available, books and records of the COMPANY, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the COMPANY or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the COMPANY and materials relating to the offer and sale of the Preferred Preferred Securities which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

          d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made
             any recommendation or endorsement of the Securities.

          e. ENTITY PURCHASERS. If PURCHASER is a partnership, corporation or trust, the person executing this Agreement on its behalf
             represents and warrants that:

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
             (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this
                   Agreement.

             (ii)  He or she is duly authorized (if the
                   undersigned is a trust, by the trust
                   agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

    3.    COMPANY REPRESENTATIONS.

          a. REPORTING COMPANY STATUS. The COMPANY is a reporting issuer as defined by Rule 902 of Regulation
             S. The COMPANY is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The COMPANY has registered its common stock pursuant to Section 12 of the Exchange Act and the common stock trades on NASDAQ.

          b. OFFSHORE TRANSACTION. The COMPANY has not offered these securities to any person in the United States or to any U.S.
             person as that term is defined in Regulation S.

          c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, the COMPANY has not conducted any "direct selling efforts" as that term is defined in Rule 902 of Regulation S nor has the COMPANY conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

          d. TERMS OF PREFERRED SHARES. The COMPANY will issue the Preferred Shares in accordance with the terms of ANNEX I attached hereto and a Certificate of Designation will be filed by the COMPANY with the Secretary of State of the State of Delaware promptly after acceptance of one or more subscription agreements.

          e. LEGALITY. The COMPANY has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the
             Preferred Shares; this Agreement and the issuance of the Preferred
             Shares have been duly and validly authorized by all necessary corporate action by the COMPANY; this Agreement been duly and validly executed and delivered by and on behalf of the COMPANY, and is a valid and binding agreement of the COMPANY, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

          f. NON-CONTRAVENTION. The execution and delivery of the Agreement and the consummation of the issuance of the Preferred Securities and the consummation of the transactions contemplated by this Agreement by the COMPANY do not and will not conflict with or result in a breach by the COMPANY of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the COMPANY, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the COMPANY is a party or by which it or any of its properties or assets are bound or (assuming that the representations and warranties of the PURCHASER in Section 2 hereof, and the representations and warranties of the distributor to the COMPANY, are true and correct), any existing applicable U.S. law, rule, or regulation or any applicable decrees, judgment or order of any U.S. court, federal or state regulatory body, administrative agency or other U.S. governmental body having jurisdiction over the COMPANY or any of its properties or assets, the conflict, breach, violation or default of or under which would have a material adverse effect on the COMPANY's business or financial condition.

          g. FILINGS. The COMPANY undertakes and agrees to make all necessary filings in connection with the sale of the Preferred
Shares as
             required by United States laws and regulations or of any domestic securities exchange or trading market.

          h. ABSENCE OF CERTAIN CHANGES. Since March 31, 1995, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC filings.

    4.    EXPIRATION OF RESTRICTED PERIOD.

          a. Promptly following the delivery by PURCHASER of the subscription price in accordance with Section 1(c) hereof, the COMPANY will determine whether to accept such subscription and, if so accepted, will prepare and issue one or more certificates for the Preferred Shares registered in such name or names as specified by the PURCHASER and cause the same to be delivered to the Escrow Agent. The COMPANY's transfer agent will be instructed to issue one or more certificates for the Shares without restrictive legend upon conversion of the Preferred Shares, registered in the name of the holder of
Preferred Shares in accordance with this Agreement who converts any Preferred
Shares or its nominee and in such denominations to be specified by the such holder in connection with such conversion. The COMPANY warrants that no restriction or instruction other than these instructions and a "stop transfer" restriction on the COMPANY's stock ledger relating to the Preferred Shares until the end of the forty (40) day Restricted Period applicable under Regulation S will be imposed by the COMPANY or given by the COMPANY to its transfer agent for the Shares and that the Preferred Shares and


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
the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.
Nothing in this
Section shall affect in any way the PURCHASER's obligations and agreement to comply with all applicable securities laws and PURCHASER's representations and warranties set forth herein.

           b. In connection with the exercise of conversion rights relating to the Preferred Shares, if the Preferred Shares and the Shares have not been registered under the 1933 Act prior to such conversion, PURCHASER or any subsequent holder of the Preferred Shares shall, in addition to any other requirement imposed by the terms of the Preferred Shares as set forth in the
Certificate of Designation, be required to complete, sign and furnish to the
COMPANY a conversion certificate in the form attached hereto as
Exhibit 1 to
ANNEX I. PURCHASER acknowledges that the COMPANY is under no obligation to register the Preferred Shares or the Shares issuable upon conversion thereof under the 1933 Act.

           c. If, soley as a result of the COMPANY'S wrongful refusal to honor PURCHASER'S instruction, or willful refusal or failure to transfer or issue the Shares, PURCHASER incurs any loss (other than any consequential, indirect, incidential or special damages), the COMPANY shall reimburse PURCHASER for such loss unless PURCHASER shall have breached any of its representations, warranties or covenants set forth in this Agreement, or otherwise taken or omitted to take actions, which actions or omissions constitute gross negligence, bad faith or willful misconduct.

     5. EXEMPTION; RELIANCE ON REPRESENTATION. PURCHASER understands that the offer and sale of the Preferred Shares is not being registered under the
1933 Act. The COMPANY is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of the
Regulation S govern this transaction.

     6. CLOSING DATE AND ESCROW AGENT. The date of the issuance of the
Preferred Shares and the sale of the Preferred Shares as evidenced by receipt by the COMPANY of PURCHASER's purchase funds (the "Closing Date") shall be no later than ten (10) business days after execution hereof by all parties or such other mutually agreed to time. PURCHASER shall, within five (5) days after acceptance and execution of this Agreement by the COMPANY, deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. Preferred Shares will be delivered to the Escrow Agent at the instructions of the COMPANY. PURCHASER agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.

     7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. PURCHASER understands that COMPANY'S obligation to sell the Preferred Shares is conditioned upon:

        a. The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any Vice President of the COMPANY. The acceptance of funds by the

           COMPANY shall be deemed to be constructive acceptance of this
           Agreement;

        b. Delivery to the Escrow Agent by PURCHASER of good funds as payment in full for the purchase of the Preferred Shares; and

        c. The accuracy on the Closing Date of the representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.

     8. CONDITION TO PURCHASER'S OBLIGATION TO PURCHASE. The
COMPANY understands
that PURCHASER'S obligation to purchase the Preferred Shares is conditioned upon:

         a. Acceptance by PURCHASER of an Agreement for the sale of Preferred
            Shares;

         b. Delivery of Preferred Shares to Escrow Agent as herein set forth;

         c. The accuracy on the Closing Date of the representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

         d. Delivery to the Escrow Agent of an opinion of counsel for the
            COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as ANNEX III.

     9. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of this signed
Agreement shall
be legal and binding on all parties hereto.

     10. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal devliery or three business days after deposit in the United
States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:            Xoma Corporation
                    2910 Seventh Street
                    Berkeley, California  94710
                    ATT:  General Counsel

PURCHASER:          At the address set forth on the first page of
this
Agreement.

ESCROW AGENT:       Krieger & Prager, Esqs.
                    319 Fifth Avenue
                    New York, New York  10016

                    SIGNATURE(S) FOR INDIVIDUAL SUBSCRIBER(S)


         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this
Offshore Securities Subscription Agreement this ----- day of
-------------,
1995.



-----------------------------------
--------------------------
Printed Name                              Signature


-----------------------------------
--------------------------
Printed Name                              Signature

                             SIGNATURES FOR ENTITIES


         IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused this Offshore Securities
Subscription Agreement to be duly executed on its behalf this ----- day of
------------------------, 1995.



                       -------------------------------------
                       Printed Name of Subscriber


                       By: ---------------------------------
                           (Signature of Authorized Person)


                       -------------------------------------
                       Printed Name and Title



Accepted this -------- day of the month of ----------------, 199--.

XOMA CORPORATION


By: -------------------------------------
    Title: ------------------------------


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
         All correspondence and delivery of certificates and confirmations should be addressed to the above named person and sent by the COMPANY to his
----- business ----- home address (check one).

Capacity of Subscriber (check one):

         Individual                      ----------
         Corporation                     ----------
         Partnership                     ----------
         Other                           ---------- (please
specify)

Ownership of Preferred Shares (check one):

         Individual                      ----------
         Joint Tenants, with right of
           survivorship                  ----------*
         Tenants in Common               ----------*
         Tenants in Entirety             ----------*
         Community Property              ----------*

Country of Citizenship:
----------------------------------------------

Country of incorporation or formation:
---------------------------------

* If you are purchasing Preferred Shares with only your spouse as co-owner, both you and your spouse must sign the signature page. If any co-owner is not your spouse, all co-owners must sign the signature page.

Name of Purchaser Representative, if any:
----------------------------

                  Address:
----------------------------


----------------------------

                  Telephone:
----------------------------





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FULL NAME AND ADDRESS OF PURCHASER FOR REGISTRATION PURPOSES:


NAME:
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ADDRESS:
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TEL. NO.
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FAX. NO.
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CONTACT NAME:
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DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):


NAME:
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ADDRESS:
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TEL. NO.
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FAX. NO.
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CONTACT NAME:
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SPECIAL
INSTRUCTIONS:
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